SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                                                                                                  February 29, 2008

Family Room Entertainment Corporation
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(Exact Name of Registrant as Specified in its Charter)

New Mexico                                               0000-04395                                           85-0206160
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(State or Other Jurisdiction                    (Commission                                      (IRS Employer
of Incorporation)                                       File Number)                                   Identification No.)

1438 North Gower St., Box #68; Bldg #35 Ste #555, Hollywood, CA                    90211
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(Address of Principal Executive Offices)                                                               (Zip Code)

Registrant's telephone number, including area code:             (323) 993-7310
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
        240.14d-2(b)).

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
         240.13e-4(c)).

ITEM 5.02.                      APPOINTMENT OF DIRECTOR

Appointment of New Director:   The following new member was elected at the January 24, 2008 annual shareholders meeting:

ANTHONY J. CATALDO, Director.   During the past five (5) years, Mr. Cataldo has served as non-executive chairman of the board of directors of BrandPartners Group, Inc. (OTC BB:BPTR) a provider of integrated products and services dedicated to providing financial services and traditional retail clients with turn-key environmental solutions from October 2003 through August 2006. Mr. Cataldo also served as non-executive co-chairman of the board of MultiCell Technologies, Inc. (OTC BB: MUCL) a supplier of functional, non-tumorigenic immortalized human hepatocytes from February 2005 through July 2006. Mr. Cataldo has also served as executive chairman of Calypte Biomedical Corporation (AMEX: HIV), a publicly traded biotechnology company, involved in development and sale of urine based HIV-1 screening test from May 2002 through November 2004. Prior to that, Mr. Cataldo served as the Chief Executive Officer and Chairman of the Board of Directors of Miracle Entertainment, Inc., a Canadian film production company, from May 1999 through May 2002 where he was the executive producer or producer of several motion pictures. From August 1995 to December 1998, Mr. Cataldo served as President and Chairman of the Board of Senetek, PLC (OTC BB:SNTKY), a publicly traded technology company involved in age-related therapies.

ITEM 7.01.     REGULATION FD DISCLOSURE

Pursuant to shareholder approval received at the Annual Shareholder meeting held January 24, 2008, the following events have occurred:

(1)	Reverse Split

(i)	It was announced that on February 28, 2008, that Family Room Entertainment 1 to 200 reverse split becomes effective Friday, February 29, 2008.

(2)	Symbol Change

(i)	The former OTC:BB symbol ‘FMLY’ has been changed to ‘FMYR’.

ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS

(a)	News Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

/s/ George Furla                                        Director, Chief Executive Officer,                                                                    February 29, 2008
     George Furla                                         President and Chief Accounting Officer

/s/ Randall Emmett                                    Director, Chief Operating Officer                                                                    February 29, 2008
     Randall Emmett                                     Assistant Secretary

/s/  Tony Cataldo              Director                                       February 29, 2008
       Tony Cataldo

EXHIBIT A

FAMILY ROOM ENTERTAINMENT CORPORATION
1438 North Gower Street Box #68; Building #35 Suite #555 Hollywood, CA 90028
( 323-993-7310 (PHONE)   2 323-993-7315 (FACSIMILE)

IR Contact: M. Dal Walton, III
Phone: 323-993-7317
Email: ir@fmlyroom.com

DRAFT FOR RELEASE
For Immediate Release: Thursday, February 28, 2008

Family Room Entertainment Completes Reverse Split and Gets New Symbol

Los Angeles, CA (February 28, 2008) –Family Room Entertainment Corporation (NASDAQ OTC BB: FMYR), is pleased to announce that its 1 to 200 reverse split becomes effective Friday, February 29, 2008. Simultaneously effective, Family Room Entertainment’s trading symbol shall be “FMYR”.

About Family Room Entertainment:
Family Room Entertainment Corporation, with its subsidiaries, Emmett Furla Films Productions (“EFFP”), Emmett Furla Films Distribution (“EFFD”) and EFF Independent (EFFI”), is a publicly held company trading on the NASDAQ Bulletin Board under the symbol “FMYR”. Family Room Entertainment develops, produces and performs production related services for the entertainment industry. Family Room Entertainment’s goal, through EFFI and EFFP, is to facilitate relationships (and as such, provide production related services) between creative talent (including writers, actors and directors) and companies who produce, finance and distribute motion pictures. FMLY derives its income from producer fees, production consulting and service fees and royalties as well as participation in the profits, if any, of certain of the pictures it produces.
The FMLY co-founders, Randall Emmett and George Furla, believe that they have the expertise and contacts within the entertainment industry, specifically in the competitive development, production and distribution arenas, to profitably acquire content, package product by adding value to the content with top quality talent and arrange with third parties to produce and finance motion pictures which are in the moderate to higher level budgets, which can be distributed by those with the expertise to effectively do so to a mass worldwide audience. However, there is no assurance that any motion picture, which has not yet been released, will be released, that a change in the scheduled release dates of any such films will not occur or, if such motion picture is released, it will be successful.

Forward Looking Statement:
Safe Harbor: Statements contained in this news release, which is not historical facts, are forward-looking statements as that are defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause results to differ materially from those projected.
This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "ACT"). In particular, when used in the preceding discussion, the words "plan," "confident that," "believe," "expect," "intend to" and similar conditional expressions are intended to identify forward- looking statements within the meaning of the ACT and are subject to risks and uncertainties, and actual results could differ materially from those expressed in any forward-looking statements. Such risks and uncertainties include, but are not limited to, market conditions, competitive factors, the ability to successfully complete additional financings and other risks.

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